SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) JUNE 30, 1999
                                                          -------------
                                 AMPLIDYNE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                     0-21931                       22-3440510
--------------------------------------------------------------------------------
    (State or other              (Commission                   (IRS Employer
jurisdiction of formation)       File Number)                Identification No.)


                     59 LAGRANGE STREET, RARITAN, NJ      08869
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (908) 253-6870
                                                          ---------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)


          -------------------------------------------------------------

ITEM 5.  OTHER EVENTS

         PRIVATE OFFERING

         In connection with a private offering of its securities on June 30, 1999, the Company issued 50,000 shares of Series A Preferred Stock ("Preferred Stock"), resulting in aggregate offering proceeds of $500,000. The terms of the Preferred Stock are summarized below:

         1. NUMBER OF SHARES; PAR VALUE. The Corporation is authorized to issue 100,000 shares of Series A Preferred Stock, $.0001 par value per share.

         2. DIVIDEND RATE; PREFERENCE. The holders of shares of Preferred Stock shall be entitled to receive dividends at the annual rate of $.60 per share, if, when and as such dividends are lawfully declared by the Company's Board of Directors, before any dividends are declared on, or paid to the holders of, the Common Stock (or any other stock stated to be junior to the Preferred Stock in respect of the right to receive dividends). The Board of Directors may elect to pay all or any part of such dividends in cash or in the form of Common Stock.

         3. LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of preferred stock that may from time to time come into existence, the holders of Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of $10.00 for each outstanding share of Preferred Stock (the "Original Issue Price").

         4. CONVERSION. The holders of Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

             (a) RIGHT TO CONVERT. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, other than after the holder receives a Redemption Notice, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price of the shares being converted by the Conversion Price applicable to such shares, determined as hereafter provided, when the Preferred Stock certificate is surrendered for conversion. The initial Conversion Price per share shall be equal to the lesser of:

             (i) one hundred ten percent (110%) of the average closing bid price per share of the Company's Common Stock on the five (5) trading days, as reported by the Prevailing Market (as hereinafter defined), immediately before the date when the Preferred Stock was originally issued, or

             (ii) eighty-five percent (85%) of the average closing bid price per share of the Company's Common Stock on the five (5) trading days, as reported in the Prevailing Market, immediately before the date when the Preferred Stock is converted, but not less than one and 25/100 dollars ($1.25) per share.

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

As used herein the term "Prevailing Market" shall mean the principal securities market in which the Common Stock of the Company is then traded, whether it be the OTC Bulletin Board, the NASDAQ Stock Market or any national securities exchange.

             (b) AUTOMATIC CONVERSION. Each share of Preferred Stock, which has not been previously converted, shall automatically be converted into shares of Common Stock at the Conversion Price on the third anniversary of the original issue date of the Preferred Stock.

         5. VOTING RIGHTS. Except as otherwise required by law, holders of the Preferred Stock shall have no voting rights.

         6. REDEMPTION. Upon giving the holder not less that thirty (30) days prior written notice of redemption, specifying the payment date (the "Redemption Notice"), the Corporation may redeem, from any source of funds legally available therefor, any shares of the Preferred Stock for an amount of cash equal to one hundred ten percent (110%) of the Original Issue Price of the Preferred Stock at any time before such shares have been submitted for conversion. The Corporation shall effect such redemption on the payment date specified in the Redemption Notice by paying in cash in exchange for the shares of Preferred Stock to be redeemed.

         RELOCATION OF EXECUTIVE OFFICES

         On July 19, 1999, the Company relocated its executive offices to 59 LaGrange Street, Raritan, New Jersey 08869. The Company's new telephone number is (908) 253-6870.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         (i) Certificate of Designation of Series A Preferred Stock.


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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                  AMPLIDYNE, INC.



                                  By: /s/  DEVENDAR S. BAINS
                                     -------------------------------------------
                                           Devendar S. Bains
                                           Chief Executive Officer and President


Dated:    July 26, 1999


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


                                                                     EXHIBIT (i)


                          CERTIFICATE OF DESIGNATION OF
                           SERIES A PREFERRED STOCK OF
                                 AMPLIDYNE, INC.
                                 ---------------

         Acting pursuant to Sections 151(a) and (g) of the Delaware General Corporation Law, the undersigned hereby certifies that the Board of Directors of Amplidyne, Inc. (the "Corporation") duly approved the following Certificate of Designation of Series A Preferred Stock of the Corporation, and that the Certificate of Incorporation of the Corporation expressly authorizes the Board to so designate and issue one or more series of preferred stock. The designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Series A Preferred Stock are as follows:

         1. NUMBER OF SHARES; PAR VALUE. The Corporation shall be authorized to issue one hundred thousand (100,000) shares of Series A Preferred Stock, par value one tenth of one mill ($.0001) per share (the "PREFERRED STOCK").

         2. DIVIDEND RATE; PREFERENCE.

            The holders of shares of Preferred Stock shall be entitled to receive dividends at the annual rate of sixty cents ($.60) per share, payable semi-annually at the rate of thirty cents ($.30) per share, if, when and as such dividends are lawfully declared by the Company's Board of Directors, before any dividends are declared on, or paid to the holders of, the Common Stock (or any other stock stated to be junior to the Preferred Stock in respect of the right to receive dividends). The Board of Directors may elect to pay all or any part of such dividends in cash or in the form of Common Stock, the number of shares to be equal to the amount of the dividend to be paid in Common Stock divided by the lesser of:

            (a) one hundred ten percent (110%) of the average closing bid price per share of the Company's Common Stock on the five (5) trading days, as reported by the Prevailing Market (as hereinafter defined), immediately before the date when the Preferred Stock was originally issued, or

            (b) eighty-five percent (85%) of the average closing bid price per share of the Company's Common Stock on the five (5) trading days, as reported in the Prevailing Market, immediately before the date when the dividend is to be paid in Common Stock, but not less than one and 25/100 dollars ($1.25) per share.

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

As used herein the term "Prevailing Market" shall mean the principal securities market in which the Common Stock of the Company is then traded, whether it be the OTC Bulletin Board, the NASDAQ Stock Market or any national securities exchange.

         3. LIQUIDATION PREFERENCE.

            (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of preferred stock that may from time to time come into existence, the holders of Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of ten dollars ($10.00) for each outstanding share of Preferred Stock (the "Original Issue Price"). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of preferred stock that may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the amount of such stock owned by each such holder.

            (b) Upon completion of the distribution required by subsection (a) of this Section 3 and any other distribution that may be required with respect to a series of preferred stock that may from time to time come into existence, all of the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each (assuming full conversion of all such Preferred Stock).

            (c) In any of such events, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value, as determined in good faith by its Board of Directors.

         4. CONVERSION. The holders of Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

            (a) RIGHT TO CONVERT. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, other than after the holder receives a Redemption Notice pursuant to Section 6 at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price of the shares being converted by the Conversion Price applicable to such shares, determined as hereafter provided, when the Preferred Stock certificate is surrendered for conversion. The initial Conversion Price per share, which shall be subject to adjustment as set forth in subsection 4(d), shall be equal to the lesser of:

            (i) one hundred ten percent (110%) of the average closing bid price per share of the Company's Common Stock on the five (5) trading days, as reported by the Prevailing Market (as hereinafter defined), immediately before the date when the Preferred Stock was originally issued, or

            (ii) eighty-five percent (85%) of the average closing bid price per share of the Company's Common Stock on the five (5) trading days, as reported in

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

the Prevailing Market, immediately before the date when the Preferred Stock is converted, but not less than one and 25/100 dollars ($1.25) per share.

As used herein the term "Prevailing Market" shall mean the principal securities market in which the Common Stock of the Company is then traded, whether it be the OTC Bulletin Board, the NASDAQ Stock Market or any national securities exchange.

            (b) AUTOMATIC CONVERSION. Each share of Preferred Stock, which has not been previously converted, shall automatically be converted into shares of Common Stock at the Conversion Price on the third anniversary of the original issue date of the Preferred Stock.

            (c) MECHANICS OF CONVERSION. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled am aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. No dividends shall be payable on or with respect to any Preferred Stock that has been converted.

            (d) CONVERSION PRICE ADJUSTMENT FOR CERTAIN SPLITS AND COMBINATIONS. The Conversion Price of the Preferred Stock shall be subject to adjustment from time to time as follows:

            (i) If the Corporation should at any time or from time to time after the original issue date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock, then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding.

            (ii) If the number of shares of Common Stock outstanding at any time after the original issue date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share

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

of such series shall be decreased in proportion to such decrease in outstanding shares.

            (e) OTHER DISTRIBUTIONS. If the Corporation shall declare a distribution payable in securities of other entities, evidences of indebtedness issued by the Corporation or other entities, assets (excluding cash dividends) or options or rights not referred to in subsection 4 (d), then, in each such case for the purpose of this subsection 4 (e), the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

            (f) RECAPITALIZATIONS. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4) provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the conversion price then in effect and the number of shares purchasable upon conversion of the Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable

            (g) NO IMPAIRMENT. The Corporation will not, by amendment of its certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Stock against impairment.

            (h) NO FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

            (i) No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable Upon such aggregate conversion.

            (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Preferred Stock pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of

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

Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time or any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and
(C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Preferred Stock.

            (i) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date an which any such record is to be taken far the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

            (j) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

            (k) NOTICES. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of the Corporation.

         5. VOTING RIGHTS. Except as otherwise required by law, holders of the Preferred Stock shall have no voting rights.

         6. REDEMPTION. Upon giving the holder not less that thirty (30) days prior written notice of redemption, specifying the payment date (the "Redemption Notice"), the Corporation may redeem, from any source of funds legally available therefor, any shares of the Preferred Stock for an amount of cash equal to one hundred ten percent (110%) of the Original Issue Price of the Preferred Stock at any time before such shares have been submitted for conversion as described in
Section 4 (c). The Corporation shall effect such redemption on the payment date specified in the Redemption Notice by paying in cash in exchange for the shares of Preferred Stock to be redeemed.

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

         7. PROTECTIVE PROVISIONS. Subject to the rights of a series of preferred stock that may from time to time come into existence, so long as any shares of Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Preferred
Stock:

            (a) alter or change the rights, preferences or privileges or the shares of Preferred Stock so as to affect adversely such shares;

            (b) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Preferred Stock;

         8. STATUS OF REDEEMED OR CONVERTED STOCK. If any shares of Preferred Stock shall be redeemed pursuant to Section 6 hereof or converted pursuant to
Section 4 hereof, the shares so redeemed or converted may, in the discretion of the Company's Board of Directors, be canceled or re-issued by the Corporation.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
Certificate of Designation this 17th day of June, 1999.

                                            AMPLIDYNE, INC.



                                             By: /s/ DEVENDAR S. BAINS
                                                --------------------------------
                                             Name:   Devendar S. Bains
                                             Title:  President


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